                                                                   Exhibit 11(a)



                                  CONSENT OF
                                  ----------
                             MAYER, BROWN & PLATT
                             --------------------


     We hereby consent to the reference to our firm under the caption "Counsel and Independent Accountants" in the statement of additional information comprising a part of Post-Effective Amendment No. 14 to the Form N-1A Registration Statement of Security Capital Real Estate Mutual Funds Incorporated, File Nos. 333-20649 and 811-8033.



                                       /s/ Mayer, Brown & Platt

                                       MAYER, BROWN & PLATT






New York, New York
April 27, 2001